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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2003

                           ENCORE ACQUISITION COMPANY
             (Exact name of registrant as specified in its charter)


                          Commission File No. 001-16295



           Delaware                                         75-2759650
-------------------------------                       ----------------------
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                        Identification Number)

   777 Main Street, Suite 1400, Ft. Worth, Texas              76102
   ---------------------------------------------           ----------
     (Address of principal executive offices)              (Zip code)

       Registrant's telephone number, including area code: (817) 877-9955


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Item 5. Other Events.

         On February 11, 2003, Encore Acquisition Company, a Delaware corporation, issued a press release announcing full year and fourth quarter 2002 results.

A copy of the press release is filed as Exhibit 99.1.


Item 7. Financial Statements and Exhibits.

         (c) Exhibits.

               99.1     Press Release dated February 11, 2003.


                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           ENCORE ACQUISITION COMPANY




Date: February 11, 2003       By: /s/ Morris B. Smith
                                  ----------------------------------------------
                                  Morris B. Smith
                                  Chief Financial Officer, Treasurer, Executive Vice President and Principal Financial Officer






Date: February 11, 2003       By: /s/ Robert C. Reeves
                                  ----------------------------------------------
                                  Robert C. Reeves
                                  Vice President, Controller and Principal
                                  Accounting Officer


                                        3

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                               INDEX TO EXHIBITS


EXHIBIT
NO.             DESCRIPTION
-------         -----------

 99.1           Press Release dated February 11, 2003.